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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3486

Madison Mosaic Tax-Free Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

September 30, 2008

Madison Mosaic Tax-Free Trust

  Virginia Tax-Free Fund
  Tax-Free National Fund

(Madison Mosaic logo)

Madison Mosaic Funds
www.mosaicfunds.com

Contents

Management’s Discussion of Fund Performance	1
Report of Independent Registered Public Accounting Firm	4
Portfolio of Investments
Virginia Tax-Free Fund	5
Tax-Free National Fund	7
Statements of Assets and Liabilities	10
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Fund Expenses	17
Management Information	18

Madison Mosaic Tax-Free Trust September 30, 2008

Management's Discussion of Fund Performance

(photo of Michael J. Peters)

The annual period ended September 30, 2008 saw small negative returns for Tax-Free Virginia and Tax-Free National in one of the most trying periods for municipal bonds in memory. One-year total returns were: -0.11% for Tax-Free Virginia and -0.13% for Tax-Free National. However, Madison’s high-quality mandate and relatively conservative positioning meant that your funds did considerably better than their peers. Over the same period, the Lipper General Municipal Debt Index was down -4.82%. The Lipper Municipal Debt Virginia Index fell -3.09% over the year. Dipping short-term interest rates contributed to a drop in the funds’ yields, as the 30-day SEC yield for Tax-Free Virginia saw a reduction across the period from 3.15% to 2.86% while Tax-Free National fell from 3.12% to 2.90%.

Why Did the Funds Outperform?

The extent that holdings influenced returns over this period can be seen by looking at two indices. The Lipper High Yield Municipal Debt Index fell -11.19% for the period. Madison Mosaic’s tax-free funds held no bonds in this high-risk category. At the same time, longer bonds were punished, as indicated by the Lehman Brothers Long Bond Index (22-plus years), which saw a loss of -9.55% for the year. Madison’s positioning of the funds closer to the intermediate range of maturity helped avoid most of this damage.

Economic Overview

The period of this report will be one that will be studied by students of economics for generations to come. As in the case of such dislocations, studying it will likely prove more enjoyable than living through it. The period began with some optimism that the worst of the subprime credit crisis might be behind us, with the major stock market indices reaching record highs in the fall of 2007. But by September 30, 2008, the end of this reporting period, we were in the midst of a worldwide financial crisis that was creating sell-offs in virtually every asset class, other than the most secure assets issued or insured by the federal government. Several large and highly regarded institutions failed or required government-sponsored bailouts. Banks were unwilling to lend to each other, and the general market mood was characterized by fear. Fearing a meltdown of the U.S. financial system, Congress rushed to put together a massive “bailout” legislation package in an attempt to aid banking balance sheets and get credit flowing again.

While not directly tied to core problems of the financial crisis, the municipal bond market has suffered from a number of factors. First of all, an economic slowdown, which seems unavoidable, will eventually have an impact on the tax and revenue income which back tax-free bonds. But the more immediate factor has been a broad selling trend, as cash-strapped institutional holders of municipal bonds have sold to cover redemptions and losses in other securities, while individual investors have also retreated to government and insured securities and potential buyers have been frozen with fear. In addition, a liquidity crisis in variable rate municipal issues has strained the ability for municipalities to raise working capital. Although we view this as a temporary problem, we will keep a keen eye for signs that the credit markets are “unfreezing” before we are comfortable adding risk to the tax-free funds. We also can’t ignore the troubles with some of the largest municipal

Madison Mosaic Tax-Free Trust 1

Management’s Discussion of Fund Performance • September 30, 2008 (continued)

bond insurers, whose fortunes have been clouded due to their underwriting of troubled mortgage-backed securities.

Outlook

We see signs of economic hope in the various government sponsored initiatives, but there are still many systemic problems in our financial system and economy, many of which go back to a fundamental cause of the crisis: falling home prices. Until home prices stabilize, we will not be completely out of the woods. We see the U.S. economy experiencing at least a mild recession, but not the kind of financial disaster that seems to be widely feared. As painful as this period has been, we believe that some good will come of it in the long run. Leverage in the U.S. economy will be reduced to more rational and manageable levels. Credit will be extended only to those with the capacity to repay. Risk will be placed on equal footing with reward and be priced at an appropriate level.

In terms of the municipal bond market, based on current valuations and a continued belief in high-quality municipal bonds, we believe that investors in Madison Mosaic Tax-Free Trust are well positioned to weather this extraordinary, volatile period. In fact, investors seeking to deploy assets should consider what appears to be a great buying opportunity in the municipal bond market.

VIRGINIA FUND

The Commonwealth of Virginia maintains an AAA general obligation bond rating based on a well-diversified economy that emphasizes services and government. The Fund had a total return of -0.11% for the annual period and the 30-day SEC yield was 2.86% as of September 30, 2008. The duration of the portfolio was 6.52 years while the average credit quality was maintained at AA. Purchases during the period included Richmond Virginia Metropolitan Authority-

INDUSTRY DIVERSIFICATION AS OF SEPTEMBER 30, 2008 FOR MADISON MOSAIC VIRGINIA FUND

Economic Development 10.0%
Other 1.5%
Education 8.2%
General Obligation 17.6%
Water & Waste 11.4%
Utilities 5.9%
Hospital 10.2%
Leasing & Other Facilities 10.4%
Housing 7.2%
Industrial Development 13.8%
Transportation 3.8%

2 Annual Report • September 30, 2008

Management’s Discussion of Fund Performance • September 30, 2008 (concluded)

Expressway Revenue bonds. Virginia ranked 19th in the country in terms of issuance on a year-to-date basis.

NATIONAL FUND

The National Fund had a total return of -0.13% for the annual period and the 30-day SEC yield was 2.90% as of September 30, 2008. The duration of the portfolio was 6.45 years while 38.0% of the portfolio held Moody’s top Aaa rating. Purchases made during the period included District of Columbia General Obligation bonds and Kaufman, Texas Independent School District pre-refunded bonds. The United States and its territories have issued $317.8 billion in muni bonds year-to-date through the end of September which represents a 2.3% decrease in volume over the same period last year.

STATE DIVERSIFICATION AS OF SEPTEMBER 30, 2008 FOR MADISON MOSAIC NATIONAL FUND

WA 3.5%
WI 0.7%
Other 2.3%
DC 1.1%
VA 1.6%
SC 0.4%
AZ 7.5%
TX 9.3%
FL 10.6%
IA 1.9%
PA 8.0%
IL 5.0%
IN 3.9%
NC 10.2%
MA 4.3%
ND 2.0%
MI 5.5%
MO 11.9%
MS 4.5%
MD 0.3%
KS 1.9%
NJ 3.6%

We appreciate your confidence in Madison Mosaic Funds(R) and reaffirm our commitment to provide you with competitive returns to meet your investment objectives.

Sincerely,

(signature)

Michael J. Peters, CFA
Vice-President

Madison Mosaic Tax-Free Trust 3

Madison Mosaic Tax-Free Trust September 30, 2008

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MADISON MOSAIC TAX-FREE TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments of the Madison Mosaic Tax-Free Trust (the “Trust”), including the Virginia Tax-Free Fund and Tax-Free National Fund (collectively, the “Funds”), as of September 30, 2008 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of September 30, 2008, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
November 14, 2008

4 Annual Report • September 30, 2008

Madison Mosaic Tax-Free Trust September 30, 2008

Virginia Fund • Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	MARKET VALUE
MOODY'S	S&P
		LONG TERM MUNICIPAL BONDS: 98.5% of net assets

		ECONOMIC DEVELOPMENT: 10.0%
Aaa	AAA	James City County Economic Development Authority Revenue, 5%, 6/15/19	$1,050,000	$1,081,280
Aa2	AA	Newport News Economic Development Authority Revenue, 5%, 7/1/25	745,000	724,364
Aaa	AAA	Roanoke County Economic Development Authority Lease Revenue (Assured Guaranty Insured), 5%, 10/15/16	400,000	428,948

		EDUCATION: 8.2%
Aa1	AA+	Fairfax County Economic Development Authority, Facilities Revenue, 5%, 4/1/21	1,000,000	1,006,610
Aa3	AA	Virginia Polytech Institute & State University Revenue, 5%, 6/1/14	775,000	825,592

		GENERAL OBLIGATION: 17.6%
Aaa	AAA	Alexandria, 5%, 1/1/16	200,000	214,932
Aaa#	AAA	Loudoun County (Prerefunded 5/1/12 @ 100), 5.25%, 5/1/13	620,000	665,452
Aaa	AAA	Loudoun County, 5%, 10/1/13	500,000	523,635
Aaa	AAA	Lynchburg, 5.7%, 6/1/25	1,000,000	1,062,660
Aaa	nr	Prince George (Assured Guaranty Insured), 5%, 2/1/20	200,000	203,268
Aaa	AAA	Richmond, 5%, 7/15/23	750,000	742,987
Aa1	AAA	Virginia Beach, 5%, 3/1/12	500,000	531,180

		HOSPITAL: 10.2%
A1	nr	Augusta County Industrial Development Authority, Hospital Revenue, 5.25%, 9/1/20	1,000,000	987,760
A2	AA	Hanover County Industrial Development Authority, Revenue Bon Secours Health System (MBIA Insured), 6%, 8/15/10	200,000	211,516
Aa3	AA	Roanoke Industrial Development Authority, Hospital Revenue (Carilion Health Systems) (MBIA Insured), 5.5%, 7/1/16	500,000	525,275
Aaa	AAA	Roanoke Industrial Development Authority, Hospital Revenue (Roanoke Memorial Hospitals) (MBIA Insured), 6.125%, 7/1/17	500,000	564,420

		HOUSING: 7.2%
nr	AAA	Fairfax County Redevelopment & Housing Authority, Multi-Family Housing Revenue (Castel Lani Project) (FHA Insured), 5.5%, 4/1/28	425,000	393,656
nr	AAA	Suffolk Redevelopment & Housing Authority, Multi-Family Housing Revenue, 5.6%, 2/01/33	1,250,000	1,235,775

		INDUSTRIAL DEVELOPMENT: 13.8%
A2	nr	Fairfax County Economic Development Authority (National Wildlife Assoc.), 5.25%, 9/1/19	1,000,000	1,017,400
A2	AA	Gloucester County Economic Development Authority, Lease Revenue (Courthouse Project) (MBIA Insured), 4.375%, 11/1/25	500,000	434,705
A2	AAA	Henrico County Industrial Development Authority Revenue (MBIA Insured), 6%, 8/15/16	300,000	321,213

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Tax-Free Trust 5

Virginia Fund • Portfolio of Investments • September 30, 2008 (concluded)

CREDIT RATING*			PRINCIPAL AMOUNT	MARKET VALUE
MOODY'S	S&P
		INDUSTRIAL DEVELOPMENT (continued)
Aa3	nr	Prince William County Economic Development Authority, Lease Revenue, 5.25%, 2/1/18	375,000	400,035
A2	AA	Stafford County Industrial Development Authority Revenue, Municipal League Association, 4.5%, 8/1/25	700,000	607,985
nr	A	Stafford County Industrial Development Authority Revenue, Municipal League Association, 5%, 8/1/21	315,000	307,405

		LEASING AND OTHER FACILITIES: 10.4%
Aa1	AA+	Arlington County Industrial Development Authority Lease Revenue, 5%, 8/1/14	500,000	536,750
Aa2	nr	Prince William County, County Facility (AMBAC Insured), 5%, 6/1/22	750,000	737,565
Aa3	nr	Richmond Industrial Development Authority Government Facilities, 5%, 7/15/13	1,000,000	1,061,860

		TRANSPORTATION: 3.8%
nr	A-	Richmond Metropolitan Authority Expressway Revenue, (FGIC Insured), 5.25%, 7/15/12	350,000	373,429
nr	A-	Richmond Metropolitan Authority Expressway Revenue, (FGIC Insured), 5.25%, 7/15/22	200,000	198,384
Aa2	AA	Virginia State Resources Authority Infrastructure Revenue, 4.75%, 5/1/17	275,000	280,241

		UTILITIES: 5.9%
Aaa	AAA	Richmond Public Utility Revenue, 4.5%, 1/15/33	300,000	258,435
Aa3	AA	Southeastern Public Service Authority Revenue, 5%, 7/1/15	1,000,000	1,060,970

		WATER & WASTE: 11.4%
Aa3	AA	Frederick Regional Sewer System Revenue, (AMBAC), 5%, 10/1/15	570,000	607,341
Aaa	AAA	Henry County Water & Sewer Revenue, (FSA Insured), 5.25%, 11/15/13	700,000	759,640
Aaa	AAA	Henry County Water & Sewer Revenue, (FSA Insured), 5.25%, 11/15/15	150,000	163,640
Aa3	AA+	Upper Occoquan Sewer, Regional Sewer Revenue (MBIA Insured), 5.15%, 7/1/20	1,000,000	1,030,160

		TOTAL INVESTMENTS (Cost $22,483,376)		$22,086,468

		CASH AND RECEIVABLES LESS LIABILITIES: 1.5% of net assets		329,104

		NET ASSETS: 100%		$22,415,572

The Notes to Financial Statements are an integral part of these statements.

6 Annual Report • September 30, 2008

Madison Mosaic Tax-Free Trust September 30, 2008

National Fund • Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	MARKET VALUE
MOODY'S	S&P
		LONG TERM MUNICIPAL BONDS: 97.7% of net assets

		ARIZONA: 7.5%
Aaa#	AAA	Arizona Health Facilities Authority, Hospital Revenue (Phoenix Baptist Hospital) (MBIA Insured), 6.25%, 9/1/11	$75,000	$77,579
Baa1	BBB	Arizona Tourism & Sports Authority Tax Revenue Bond, 5%, 7/1/16	100,000	101,044
Aa3	AA-	Arizona Transportation Board, Grant Antic, 5%, 7/1/13	135,000	143,775
Aa1	AAA	Arizona Transportation Board, Highway Revenue Tolls, 5.25%, 7/1/20	215,000	225,036
Aa2	nr	Maricopa County Public Corp. Lease Revenue Bond, (AMBAC Insured), 5.5%, 7/1/10	245,000	256,816
Aa3	nr	Maricopa County Stadium Revenue Bond, (AMBAC Insured), 5.25%, 6/1/12	250,000	266,670
Aaa	AAA	Maricopa County Unified School District #41 (Gilbert), 5.8%, 7/1/14	250,000	278,298
Baa2	BBB+	Maricopa County, Unified School District #090 Saddle Mountain, 5%, 7/1/14	75,000	76,507
Aa3	AA	Northern Arizona University, 5%, 9/1/23	150,000	140,859
Aa2	AAA	Tempe Excise Tax Revenue, 5%, 1/1/20	225,000	228,456
Aaa#	AAA	University of Arizona Board of Regents (Prerefunded 12/01/09 @100)(FGIC Insured), 5.8%, 6/1/24	200,000	208,086

		DISTRICT OF COLUMBIA: 1.1%
A1	AA	District of Columbia, Series B-3, 5.5%, 6/1/12	285,000	304,212

		FLORIDA: 10.6%
nr	A	Emerald Coast Utilities Authority Revenue Bond, (FGIC Insured), 5%, 1/1/25	1,010,000	942,219
Aa3	AA-	Palm Beach County Solid Waste Authority Revenue Bond, (AMBAC Insured), 6%, 10/1/10	1,100,000	1,157,530
Aaa	AAA	Peace River, Manasota Regional Water Supply Authority Revenue Bond (FSA Insured), 5%, 10/1/23	750,000	709,373

		ILLINOIS: 5.0%
Aa2	AA	Regional Illinois Transportation Authority, Transit Revenue (AMBAC Insured), 7.2%, 11/1/20	300,000	350,856
A1	nr	Winnebago County, Public Safety Sales Tax Revenue (MBIA Insured), 5%, 12/30/24	1,000,000	970,700

		INDIANA: 3.9%
Aaa	AAA	Western Boone, Multi School Building Corp (FSA Insured), 5%, 1/10/20	1,015,000	1,040,436

		IOWA: 1.9%
Aa3	nr	Ankeny, Series B, 4%, 6/1/17	500,000	491,000

		KANSAS: 1.9%
Aaa	AAA	Kansas State Department of Transportation, Hwy Revenue, 6.125%, 9/1/09	500,000	517,135

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Tax-Free Trust 7

CREDIT RATING*			PRINCIPAL AMOUNT	MARKET VALUE
MOODY'S	S&P

		MARYLAND: 0.3%
Aaa#	AAA	Maryland State Transportation Authority Transportation Facilities Project Revenue, 6.8%, 7/1/16	75,000	84,074

		MASSACHUSETTS: 4.3%
Aa2	AA	Massachusetts Bay Transportation Authority, Transit Revenue, 7%, 3/1/14	1,000,000	1,138,740

		MICHIGAN: 5.5%
A2	AA	Charles Stewart Mott Community College, (MBIA Insured), 5%, 5/1/18	720,000	732,074
Aa3	AA	Detroit City School District, (FGIC Insured), 6%, 5/1/20	300,000	337,335
Aa3	AA	Redford United School District, (AMBAC Insured), 5%, 5/1/22	410,000	403,243

		MISSISSIPPI: 4.5%
Aaa	AAA	Harrison County Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 8.5%, 2/1/13	500,000	583,585
Aaa	AAA	Harrison County Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 7.75%, 2/1/14	500,000	600,550

		MISSOURI: 11.9%
Aaa	AAA	Greene County Certificate Participation, 5.25%, 7/1/11	300,000	313,512
Aaa	AAA	Jackson County Reorg School District #7, Lees Summit, (FSA Insured), 5.25%, 3/1/14	300,000	317,328
Aa3	nr	Jefferson County Public Water Supply District Number C-1 (AMBAC Insured), 5.25%, 12/1/16	130,000	136,674
Aaa	AAA	Jefferson County School District, 6.7%, 3/1/11	155,000	163,082
Aa1	nr	Lees Summit, 4.7%, 4/1/21	325,000	320,171
Aaa	AAA	Mehlville School District R-9, Certificate Participation, (FSA Insured), 5%, 9/1/19	300,000	304,989
Aa1	AA+	Missouri State Board Public Buildings, 5.5%, 10/15/13	300,000	328,770
Aaa	AAA	Missouri State Highway & Transportation, Street & Road Revenue, 5.25%, 2/1/20	250,000	263,815
Aa1	AA+	North Kansas City School District, 4.25%, 3/1/16	300,000	303,966
Aaa	AAA	St Louis County, Mortgage Revenue Bond, (AMT), 5.65%, 2/1/20	500,000	497,105
A2	A	St Louis Industrial Development Authority Pollution Control Revenue, 6.65%, 5/1/16	200,000	217,310

		NEW JERSEY: 3.6%
Aaa#	AAA	New Jersey State Turnpike Authority Revenue, 6.5%, 1/1/16	850,000	957,346

		NORTH CAROLINA: 10.2%
nr	BBB-	Lincolnton Enterprise Systems Revenue Bond, 5%, 5/1/17	800,000	810,256
Baa1	nr	North Carolina Medical Care Community Revenue, 5.5%, 10/1/24	500,000	456,755
Aa2	AA+	Raleigh, Certificate Participation, Leasing Revenue, 4.75%, 6/1/25	590,000	541,921
Aa3	AA	University North Carolina Systems, (AMBAC Insured), 5.25%, 4/1/21	890,000	901,356

		NORTH DAKOTA: 2.0%
Aaa	AAA	Grand Forks Health Care Systems Revenue Bond, 7.125%, 8/15/24	500,000	542,450

The Notes to Financial Statements are an integral part of these statements.

8 Annual Report • September 30, 2008

CREDIT RATING*			PRINCIPAL AMOUNT	MARKET VALUE
MOODY'S	S&P
		PENNSYLVANIA: 8.0%
A1	AA	Lehigh County General Obligation (Lehigh Valley Hospital) (MBIA Insured), 7%, 7/1/16	1,000,000	1,128,710
A1	AA	Pennsylvania Higher Educational Facilities Authority Revenue Bond, 5%, 4/1/20	1,000,000	988,810

		SOUTH CAROLINA: 0.4%
Aaa	AAA	Lexington County Health Services District Inc., Hospital Revenue Bond, 5.75%, 11/1/28	100,000	110,381

		TEXAS: 9.3%
Aa3	AA	Austin Water and Wastewater Revenue, 5%, 5/15/20	400,000	401,880
Aaa	AAA	Kaufman Independent School District, 5.125%, 2/15/32	480,000	510,514
Aaa	AAA	Lower Colorado River Authority, Utility Revenue, (AMBAC Insured), 6%, 1/1/17	305,000	342,448
Aa3	AA	Mueller Local Government, Contract Revenue, 5%, 9/1/25	1,280,000	1,218,944

		VIRGINIA: 1.6%
Aaa	AAA	Henry County Water & Sewer Revenue, (FSA Insured), 5.25%, 11/15/15	150,000	163,640
Aaa	nr	Prince George, (Assured Guaranty Insured), 5%, 2/1/20	100,000	101,634
Aa3	nr	Richmond Industrial Development Authority Government Facilities Revenue Bond, (AMBAC Insured), 5%, 7/15/16	150,000	158,602

		WASHINGTON: 3.5%
Aaa	AAA	Grays Harbor County Public Utility #001, Electric Revenue Bond, 5.25%, 7/1/24	605,000	602,386
Aaa	AAA	King County School District #415 Kent, (FSA Insured), 5.5%, 6/1/16	300,000	329,010

		WISCONSIN: 0.7%
nr	BBB	Wisconsin Health & Educational Facilities Authority Revenue Bond, Carroll College Inc. Project, 5.25%, 10/1/21	200,000	185,810

		TOTAL INVESTMENTS (Cost $26,333,221)		$25,985,763

		CASH AND RECEIVABLES LESS LIABILITIES: 2.3% of net assets		612,374

		NET ASSETS: 100%		$26,598,137

Notes to Portfolios of Investments:

#	Refunded or escrowed to maturity
AMBAC	American Municipal Bond Assurance Corporation
AMT	Subject to Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Federal Security Assistance
MBIA	Municipal Bond Investors Assurance Corporation
Moody’s	Moody’s Investors Service, Inc.
nr	Not rated
S&P	Standard & Poor’s Corporation
*	Credit ratings are unaudited

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Tax-Free Trust 9

Madison Mosaic Tax-Free Trust September 30, 2008

Statements of Assets and Liabilities

	Virginia Fund	National Fund
ASSETS
Investment securities, at value* (Note 1)	$22,086,468	$25,985,763
Cash	40,474	234,518
Interest receivable	300,964	399,671
Total assets	22,427,906	26,619,952

LIABILITIES
Payables
Dividends	4,584	10,822
Capital shares redeemed	--	3,243
Independent trustee fees	750	750
Auditor fees	7,000	7,000
Total liabilities	12,334	21,815

NET ASSETS	$22,415,572	$26,598,137

Net assets consists of:
Paid in capital	$22,755,625	$26,798,387
Accumulated net realized gains	56,855	147,208
Net unrealized depreciation on investments	(396,908)	(347,458)
Net assets	$22,415,572	$26,598,137

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized (Note 6)	2,036,109	2,571,884

NET ASSET VALUE PER SHARE	$11.01	$10.34

* INVESTMENT SECURITIES, AT COST	$22,483,376	$26,333,221

The Notes to Financial Statements are an integral part of these statements.

10 Annual Report • September 30, 2008

Madison Mosaic Tax-Free Trust September 30, 2008

Statements of Operations

For the year ended September 30, 2008

	Virginia Fund	National Fund
INVESTMENT INCOME (Note 1)
Interest income	$1,008,472	$1,280,341

EXPENSES (Notes 2, 3 and 7)
Investment advisory fees	145,336	176,773
Other expenses	83,714	111,822
Independent trustee fees	3,000	3,000
Auditor fees	7,000	7,000
Line of credit interest and fees	250	250
Total expenses	239,300	298,845

NET INVESTMENT INCOME	769,172	981,496

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	61,692	147,208
Change in net unrealized depreciation of investments	(855,772)	(1,112,006)

NET LOSS ON INVESTMENTS	(794,080)	(964,798)

TOTAL (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (24,908)	$ 16,698

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Tax-Free Trust 11

Madison Mosaic Tax-Free Trust

Statements of Changes in Net Assets

	Virginia Fund		National Fund
	Year Ended September 30,		Year Ended September 30,
	2008	2007	2008	2007
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 769,172	$ 847,564	$ 981,496	$1,030,411
Net realized gain on investments	61,692	65,158	147,208	129,897
Change in net unrealized depreciation on investments	(855,772)	(396,126)	(1,112,006)	(550,342)
Total (decrease) increase in net assets resulting from operations	(24,908)	516,596	16,698	609,966

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(769,172)	(847,564)	(981,496)	(1,030,411)
From net realized gains	(69,995)	(118,708)	(73,627)	(131,426)
Total distributions	(839,167)	(966,272)	(1,055,123)	(1,161,837)

CAPITAL SHARE TRANSACTIONS (Note 6)	39,429	(2,534,662)	(942,630)	(1,589,942)

TOTAL DECREASE IN NET ASSETS	(824,646)	(2,984,338)	(1,981,055)	(2,141,813)

NET ASSETS
Beginning of period	$23,240,218	$26,224,556	$28,579,192	$30,721,005
End of period	$22,415,572	$23,240,218	$26,598,137	$28,579,192

The Notes to Financial Statements are an integral part of these statements.

12 Annual Report • September 30, 2008

Madison Mosaic Tax-Free Trust

Financial Highlights

Selected data for a share outstanding for the year indicated.

VIRGINIA FUND

	Year Ended September 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.43	$11.63	$11.69	$11.92	$12.06
Investment operations:
Net investment income	0.38	0.39	0.39	0.38	0.41
Net realized and unrealized loss on investments	(0.39)	(0.15)	(0.05)	(0.15)	--
Total from investment operations	(0.01)	0.24	0.34	0.23	0.41
Less distribution from:
Net investment income	(0.38)	(0.39)	(0.39)	(0.38)	(0.41)
Net realized gains	(0.03)	(0.05)	(0.01)	(0.08)	(0.14)
Total distributions	(0.41)	(0.44)	(0.40)	(0.46)	(0.55)
Net asset value, end of year	$11.01	$11.43	$11.63	$11.69	$11.92
Total return (%)	(0.11)	2.13	2.98	1.94	3.46
Ratios and supplemental data
Net assets, end of year (in thousands)	$22,416	$23,240	$26,225	$27,649	$28,157
Ratio of expenses to average net assets (%)	1.03	1.03	1.02	1.02	1.02
Ratio of net investment income to average net assets (%)	3.31	3.37	3.33	3.22	3.41
Portfolio turnover (%)	7	12	21	12	16

NATIONAL FUND

	Year Ended September 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.75	$10.95	$11.11	$11.35	$11.45
Investment operations:
Net investment income	0.38	0.38	0.38	0.37	0.38
Net realized and unrealized loss on investments	(0.38)	(0.15)	(0.10)	(0.24)	(0.10)
Total from investment operations	(0.00)	0.23	0.28	0.13	0.28
Less distribution from:
Net investment income	(0.38)	(0.38)	(0.38)	(0.37)	(0.38)
Net realized gains	(0.03)	(0.05)	(0.06)	--	--
Total distributions	(0.41)	(0.43)	(0.44)	(0.37)	(0.38)
Net asset value, end of year	$10.34	$10.75	$10.95	$11.11	$11.35
Total return (%)	(0.13)	2.14	2.56	1.19	2.47
Ratios and supplemental data
Net assets, end of year (in thousands)	$26,598	$28,579	$30,721	$21,576	$22,526
Ratio of expenses to average net assets (%)	1.06	1.05	1.06	1.07	1.07
Ratio of net investment income to average net assets (%)	3.47	3.52	3.45	3.31	3.31
Portfolio turnover (%)	13	17	34	9	28

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Tax-Free Trust 13

Madison Mosaic Tax-Free Trust September 30, 2008

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Tax-Free Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains two separate funds, the Virginia Tax-Free Fund (“Virginia Fund”) and the Tax-Free National Fund (the “National Fund”) which invest principally in securities exempt from federal income taxes, commonly known as “municipal” securities. The Virginia Fund invests solely in securities exempt from both federal and state income taxes. The National Fund invests in securities exempt from federal taxes. Both Funds invest in intermediate and long-term securities. Because the Trust is 100% no-load, the shares of each Fund are offered and redeemed at the net asset value per share.

Securities Valuation: The Funds value securities having maturities of 60 days or less at amortized cost, which approximates fair market value. Securities having longer maturities, for which market quotations are readily available are valued at the mean between their bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and Federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at calendar year-end. Additional distributions may be made if necessary. Distributions paid during the years ended September 30, 2008 and 2007 were identical for book purposes and tax purposes.

The tax character of distributions paid for the Virginia Fund was $69,995 long-term for the year ended September 30, 2008 and $118,708 long-term for the year ended September 30, 2007. The tax character of distributions paid for the National Fund was $1,382 short-term and $72,245 long-term for the year ended September 30, 2008 and $131,426 long-term for the year ended September 30, 2007. There were no short-term capital gain distributions for the Virginia Fund for the years ended September 30, 2008 or 2007 and the National Fund for the year ended September 30, 2007.

As of September 30, 2008 the components of distributable earnings on a tax basis were as follows:

Virginia Fund:

Accumulated net realized gains	$56,855
Net unrealized depreciation on investments	(396,908)
$(340,053)

National Fund:

Accumulated net realized gains	$147,208
Net unrealized depreciation on investments	(347,458)
$(200,250)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

14 Annual Report • September 30, 2008

Notes to Financial Statements (continued)

Income Tax: No provision is made for Federal income taxes since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the year ended September 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (the “Advisor”), earns an advisory fee equal to 0.625% per annum of the average net assets of the Funds. The fees are accrued daily and are paid monthly.

3. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all necessary operational and support services for a fee based on a percentage of average net assets, other than the expenses of the Trust’s Independent Trustees and auditor (“Independent Service Providers”) which are paid directly based on cost and any costs associated with the Lines of Credit described in Note 7. For the year ended September 30, 2008, the services fee was based on the following percentage of average net assets: 0.36% for the Virginia Fund and 0.40% for the National Fund on assets less than $25 million and 0.36% for all assets greater than $25 million. The amount paid by each Fund directly for Independent Service Providers fees for the year ended was $10,000. The Funds use US Bancorp Fund Services LLC as their transfer agent and US Bank as their custodian. The transfer agent and custodian fees are paid by the Advisor and allocated to the Funds pursuant to a services agreement and are included in other expenses.

4. Aggregate Cost and Unrealized Appreciation. The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of September 30, 2008:

	Virginia Fund	National Fund
Aggregate Cost	$22,483,376	$26,333,221
Gross unrealized appreciation	298,086	610,600
Gross unrealized depreciation	(694,994)	(958,058)
Net unrealized appreciation	$(396,908)	$(347,458)

Madison Mosaic Tax-Free Trust 15

Notes to Financial Statements (continued)

5. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 2008, were as follows:

	Purchases	Sales
Virginia Fund	$1,609,045	$1,568,488
National Fund	$3,625,361	$4,473,818

6. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended September 30,
Virginia Fund	2008	2007
In Dollars
Shares sold	$1,359,181	$ 916,537
Shares issued in reinvestment of dividends	778,084	900,391
Total shares issued	2,137,265	1,816,928
Shares redeemed	(2,097,836)	(4,351,590)
Net increase (decrease)	$ 39,429	$(2,534,662)

In Shares
Shares sold	118,374	79,845
Shares issued in reinvestment of dividends	68,316	78,293
Total shares issued	186,690	158,138
Shares redeemed	(183,005)	(380,598)
Net increase (decrease)	3,685	(222,460)
	Year Ended September 30,
National Fund	2008	2007
In Dollars
Shares sold	$1,132,742	$1,767,944
Shares issued in reinvestment of dividends	906,497	983,612
Total shares issued	2,039,239	2,751,556
Shares redeemed	(2,981,869)	(4,341,498)
Net decrease	$ (942,630)	$(1,589,942)

In Shares
Shares sold	106,051	163,241
Shares issued in reinvestment of dividends	84,717	90,894
Total shares issued	190,768	254,135
Shares redeemed	(277,216)	(400,667)
Net decrease	(86,448)	(146,532)

7. Lines of Credit. The Virginia Fund has a $7.5 million and the National Fund has an $8 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 0.5% (effective rate of 4.5% at September 30, 2008). The lines of credit contain loan covenants with respect to certain financial ratios and operating matters. Both Funds were in compliance with these covenants as of September 30, 2008 and 2007. During the year ended September 30, 2008, neither Fund borrowed on their lines of credit.

8. Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of September 30, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

On March 19, 2008, Financial Accounting Standards Board released Statement of

16 Annual Report • September 30, 2008

Notes to Financial Statements (concluded)

Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives an strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At tis time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Fund Expenses (unaudited)

Example: This Example is intended to help you understand your costs (in dollars) of investing in a Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 2 and 3 above for an explanation of the types of costs charged by the funds. This Example is based on an investment of $1,000 invested on April 1, 2008 and held for the six-months ended September 30, 2008.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return-1
	Actual Total Return-2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio-3	Expenses Paid During the Period-3
Virginia Fund	-1.81%	$1,000.00	$981.91	1.03%	$5.16
National Fund	-1.75%	$1,000.00	$982.48	1.06%	$5.30
1-For the six months ended September 30, 2008.
2-Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

3-Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Mosaic Tax-Free Trust Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Mosaic Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Madison Mosaic Tax-Free Trust 17

Fund Expenses (concluded)

Based on Hypothetical Total Return-1
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio-2	Expenses Paid During the Period-2
Virginia Fund	5.00%	$1,000.00	$1,025.26	1.03%	$5.21
National Fund	5.00%	$1,000.00	$1,025.26	1.06%	$5.35
1-For the six months ended September 30, 2008.

2-Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Madison Mosaic Tax-Free Trust September 30, 2008

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises, Inc.	All 12 Madison Mosaic Funds	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call and Equity Strategy Fund and Madison Strategic Sector Premium Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Madison Mosaic Funds	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund and Madison Strategic Sector Premium Fund; Park Bank, FSB
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996

Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).

				All 12 Madison Mosaic Funds	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund and Madison Strategic Sector Premium Fund; Grand Mountain Bank, FSB; Grand Mountain Bancshares, Inc.

18 Annual Report • September 30, 2008

Management Information (concluded)

Interested Trustees*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Madison Mosaic Funds	Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund; Capitol Bank, FSB; Santa Barbara Community Bancorp, Inc.
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 12 Madison Mosaic Funds, Trustee of all Madison Mosaic Funds except Madison Mosaic Equity Trust	Trustee of Madison Strategic Sector Premium Fund

Officers*

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an “interested person” of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Madison Mosaic Tax-Free Trust 19

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call us at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited)

The Trustees considered a number of factors when the Board most recently approved the advisory contract between the Advisor and the Trust in July 2008. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decisionmaking process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it most recently approved the advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the biographies and tenure of the personnel involved in fund management. They recognized the wide array of investment professionals employed by the firm. The officers of the investment advisor discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with each funds’ investment objectives under various market scenarios. The Trustees also noted their familiarity with the advisor due to the advisor’s history of providing advisory services to the Madison Mosaic family.

The Board also discussed the quality of services provided by the transfer agent, US

20 Annual Report • September 30, 2008

Bancorp Fund Services, LLC. The advisor reported that the transfer agent has routinely ranked at or near the top in customer service surveys for third party transfer agents. The Independent Trustees noted that they had just completed a satisfactory on-site review of the transfer agent’s facilities and operations, including its main operations in Milwaukee, Wisconsin and its emergency recovery center located in West Allis, Wisconsin.

With regard to the investment performance of each fund and the investment advisor, the Board reviewed current performance information. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices. With regard to fixed-income performance, the Advisor explained its active bond management style and its goal of protecting shareholders during periods of rising interest rates. The Advisor explained that, in the long-term, it believes this philosophy is in the best interest of fixed-income fund shareholders and is in accordance with applicable prospectus disclosures of investment objectives and policies for such funds. The Advisor reported to the Board that these funds were performing in accordance with their stated investment objectives and policies.

The Board engaged in a comprehensive discussion of fund performance and market conditions.

The officers of the Advisor also discussed the Advisor’s methodology for arriving at the peer groups and indices used for performance comparisons. The Board reviewed both short-term and long-term standardized performance, i.e. one, five and ten year (or since inception) average annual total returns for each fund and comparable funds, as well as standardized yields for fixed income funds.

With regard to the costs of the services to be provided and the profits to be realized by the investment advisor and its affiliates from the relationship with each Mosaic fund, the Board reviewed the expense ratios for each Madison Mosaic fund compared with funds with similar investment objectives and of similar size. The Board reviewed such comparisons based on a variety of peer group comparisons from data extracted from industry databases including comparison to funds with similar investment objectives based on their broad asset category and total asset size, as well as from data provided directly by funds that most resembled each portfolio’s asset size and investment objective for the last year. The Advisor discussed the objective manner by which Madison Mosaic fees were compared to fees in the industry.

As in past years, the Trustees recognized that each Madison Mosaic fund’s fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure (i.e. a single advisory and a single services fee, with only the fixed fees of the Independent Trustees and auditors paid separately). As such, the Board focused its attention on the total expense ratios paid by other funds of similar size and category when considering the individual components of the expense ratios. The Board also recognized that investors are often required to pay distribution fees (loads) over and above the amounts identified in the expense ratio comparison reviewed by the Board, whereas no such fees are paid by Madison Mosaic shareholders.

The Trustees sought to ensure that fees were adequate so that the Advisor did not neglect its management responsibilities for the Trusts in favor of more “profitable” accounts. At the same time, the Trustees sought to ensure that compensation paid to the Advisor was not unreasonably high. The Board reviewed materials demonstrating that although the Advisor is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreements, such compensation generally

Madison Mosaic Tax-Free Trust 21

does not cover all costs due to the relatively small size of the funds in the Madison Mosaic family. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the advisor from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of total expense ratios compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

In reviewing costs and profits, the Trustees recognized that Madison Mosaic Funds are to a certain extent “subsidized” by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Advisor who served as officers of the funds, as well as facility costs (rent), could not be supported by fees received from the funds alone. However, although Madison Mosaic represents only a few hundred million dollars of assets out of the multiple billions of assets managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Madison Mosaic family is profitable to the advisor at the margin because such salaries and fixed costs are proportionately paid from revenue generated by management of the remaining assets. The Trustees reviewed a profitability analysis of the funds and recognized that, as explained above, full salaries of all portfolio managers had not been factored into the analyses. As a result, although the fees paid by each respective Madison Mosaic fund at its present size might not be sufficient to profitably support a “stand-alone” mutual fund complex, the funds are reasonably profitable to the advisor as part of its larger, diversified organization. The Trustees also recognized that Madison Mosaic’s reputation benefited the Advisor’s reputation in attracting separately managed accounts and other investment advisory business. In sum, the Trustees recognized that Madison Mosaic Funds are important to the advisor, are managed with the attention given to other firm clients and are not treated as “loss leaders.”

The Board engaged in a general and detailed discussion regarding fees. As part of the Board’s review of the costs of services and the profits to be realized by the Advisor, the Board considered the reasonableness and propriety of the securities research and so-called “soft dollar” benefits, if any, that the advisor receives in connection with brokerage transactions. The Trustees recognized that “soft-dollar” benefits were not generated by fixed-income transactions.

With regard to the extent to which economies of scale would be realized as a fund grows, the Trustees recognized that Madison Mosaic Funds, both individually and as a complex, remain small and that economies of scale would likely be addressed after funds see assets grow significantly beyond their current levels. In light of their size, the Trustees noted that at current asset levels, it was premature to discuss additional economies of scale. The Trustees recognized that the Tax-Free National Fund, although small, had adopted a break-point schedule for assets in excess of $25 million contemporaneously with its acquisition of the Tax-Free Arizona and Missouri Funds in recognition of the economies of scale achieved by such transactions in 2006.

Finally, the Board reviewed the role of Mosaic Funds Distributor, LLC. They noted that the Advisor pays all distribution expenses of Madison Mosaic Funds because the funds themselves do not pay distribution fees. Such expenses include FINRA regulatory fees and “bluesky” fees charged by state governments in order to permit the funds to be offered in the various United States jurisdictions.

22 Annual Report • September 30, 2008

Based on all of the material factors explained above, plus a number of other matters that the Trustees are generally required to consider under guidelines developed by the Securities and Exchange Commission, the Trustees concluded that the Advisor’s contract should be renewed for another year.

Madison Mosaic Tax-Free Trust  23

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24 Annual Report • September 30, 2008

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Foresight Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund
Corporate Income Shares (COINS) Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Madison Mosaic Funds(R)
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3486

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended September 30, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2008, Lorence R. Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded Philip E. Blake who served in that capacity from July 2007 through July 2008.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Note that fees are accrued pursuant to the Services Agreement, but are paid directly to the accountants.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended September 30, 2008 and 2007, respectively, out of the Services Agreement fees collected from all Madison Mosaic Funds were $88,500 ($113,750 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $86,500 ($111,500 including MSP).  Of these amounts, approximately $14,000 and $14,000, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  Not applicable.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Tax-Free Trust

By: (signature)

W. Richard Mason, Secretary

Date: November 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: November 19, 2008

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: November 19, 2008